EXHIBIT 99.16

Vectors

2/28 ARM                 Severity:       40%
----------   ---------   ---------   ------
CPR Vector   Start CRR   End CRR     Months
----------   ---------   ---------   ------
                  4.00       25.00    12.00
                 25.00       30.00    12.00
                 60.00       60.00     6.00
                 50.00       50.00     6.00
                 40.00       40.00     6.00
                 35.00       35.00     6.00
                 30.00       30.00   300.00

CDR Vector   Start CDR   End CDR     Months
----------   ---------   ---------   ------
                  0.00        9.00    30.00
                  9.00        4.50    84.00
                  4.50        4.50   360.00

FRM                      Severity:       45%
----------   ---------   ---------   ------
CPR Vector   Start CRR   End CRR     Months
----------   ---------   ---------   ------
                  2.00       25.00    18.00
                 25.00       25.00   360.00

CDR Vector   Start CDR   End CDR     Months
----------   ---------   ---------   ------
                  0.00        4.00    24.00
                  4.00        2.00    84.00
                  2.00        2.00   360.00